UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2017
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule of Investments is attached herewith.


FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS
JULY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES - 91.1%

                  AUTOMOTIVE - 4.3%
 $     4,025,000  Dana, Inc. (a).......................................       5.50%         12/15/24     $     4,191,031
         220,000  Ford Motor Co........................................       8.90%         01/15/32             300,666
       1,400,000  Ford Motor Co. (a)...................................       7.75%         06/15/43           1,795,328
       1,620,000  Ford Motor Co........................................       9.98%         02/15/47           2,551,173
       4,360,000  Gates Global LLC/Gates Global Co. (a) (b) ...........       6.00%         07/15/22           4,474,450
       1,275,000  Goodyear Tire & Rubber (The) Co......................       5.00%         05/31/26           1,318,031
       3,857,000  Navistar International Corp..........................       8.25%         11/01/21           3,907,623
       1,970,000  Tenneco, Inc.........................................       5.00%         07/15/26           2,009,400
       3,155,000  ZF North America Capital, Inc. (b)...................       4.75%         04/29/25           3,308,806
                                                                                                         ---------------
                                                                                                              23,856,508
                                                                                                         ---------------

                  BANKING - 1.5%
         612,000  Ally Financial, Inc. (a).............................       8.00%         11/01/31             762,705
       6,165,000  Ally Financial, Inc. (a).............................       8.00%         11/01/31           7,683,131
                                                                                                         ---------------
                                                                                                               8,445,836
                                                                                                         ---------------

                  BASIC INDUSTRY - 10.7%
         650,000  AK Steel Corp. ......................................       7.63%         10/01/21             681,688
       4,500,000  AK Steel Corp. ......................................       8.38%         04/01/22           4,702,500
       4,754,000  Aleris International, Inc. (a).......................       7.88%         11/01/20           4,620,294
       2,425,000  Beazer Homes USA, Inc. ..............................       8.75%         03/15/22           2,712,532
       4,600,000  CalAtlantic Group, Inc. (a)..........................       8.38%         05/15/18           4,824,250
         500,000  CalAtlantic Group, Inc. .............................       5.88%         11/15/24             545,000
         800,000  Cliffs Natural Resources, Inc. ......................       4.88%         04/01/21             778,000
         200,000  Freeport-McMoRan, Inc. ..............................       4.00%         11/14/21             200,750
       1,000,000  Freeport-McMoRan, Inc. ..............................       3.55%         03/01/22             972,500
       3,680,000  Freeport-McMoRan, Inc. ..............................       3.88%         03/15/23           3,574,200
         960,000  Freeport-McMoRan, Inc. ..............................       4.55%         11/14/24             943,200
         777,000  K Hovnanian Enterprises, Inc. (b)....................       7.00%         01/15/19             767,288
       2,979,000  KB Home .............................................       7.50%         09/15/22           3,403,507
       1,100,000  Koppers, Inc. (a) (b)................................       6.00%         02/15/25           1,174,250
       3,180,000  Meritage Homes Corp. ................................       6.00%         06/01/25           3,446,325
       1,840,000  Momentive Performance Escrow Claim (c) (d) (e) (f)...        N/A            N/A                      2
       1,340,000  Momentive Performance Materials, Inc. (a) (c)               4.69%         04/24/22           1,283,050
       1,000,000  Novelis Corp. (b)....................................       6.25%         08/15/24           1,072,700
       2,862,000  Novelis Corp. (b)....................................       5.88%         09/30/26           3,019,410
       2,045,000  Olin Corp. ..........................................       5.13%         09/15/27           2,147,250
       1,760,000  PQ Corp. (b).........................................       6.75%         11/15/22           1,910,515
       4,570,000  PulteGroup, Inc. (a).................................       7.88%         06/15/32           5,461,150
       2,025,000  Shea Homes L.P./Shea Homes Funding Corp. (b) ........       6.13%         04/01/25           2,100,938
       4,250,000  Standard Industries, Inc. (b)........................       5.00%         02/15/27           4,393,437
       3,765,000  TRI Pointe Group, Inc./TRI Pointe Homes, Inc. .......       5.88%         06/15/24           4,028,550
                                                                                                         ---------------
                                                                                                              58,763,286
                                                                                                         ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  CAPITAL GOODS - 6.9%
 $     3,045,000  Ball Corp. ..........................................       4.00%         11/15/23     $     3,119,222
       4,100,000  BWAY Holding Co. (b).................................       5.50%         04/15/24           4,310,125
       3,500,000  Crown Americas LLC/Crown Americas Capital Corp. .....       4.50%         01/15/23           3,710,000
       4,645,000  KLX, Inc. (b)........................................       5.88%         12/01/22           4,900,475
       1,350,000  Orbital ATK, Inc. ...................................       5.50%         10/01/23           1,424,250
       2,840,000  Owens-Brockway Glass Container, Inc. (a) (b) ........       5.00%         01/15/22           3,012,161
       5,700,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                     LLC/Reynolds Group Issuer LU (b) .................       5.13%         07/15/23           6,006,375
       3,725,000  Sealed Air Corp. (b).................................       5.50%         09/15/25           4,069,562
       3,370,000  Terex Corp. (b)......................................       5.63%         02/01/25           3,517,438
       3,825,000  Triumph Group, Inc. (a)..............................       4.88%         04/01/21           3,638,531
                                                                                                         ---------------
                                                                                                              37,708,139
                                                                                                         ---------------

                  CONSUMER GOODS - 5.2%
       3,495,000  B&G Foods, Inc. .....................................       5.25%         04/01/25           3,652,275
       3,245,000  Cott Holdings, Inc. (b)..............................       5.50%         04/01/25           3,419,419
       1,920,000  First Quality Finance Co., Inc. (b)..................       5.00%         07/01/25           1,986,816
       3,640,000  Kronos Acquisition Holdings, Inc. (b)................       9.00%         08/15/23           3,667,300
       1,915,000  Lamb Weston Holdings, Inc. (b).......................       4.63%         11/01/24           2,008,356
       2,000,000  Pilgrim's Pride Corp. (b)............................       5.75%         03/15/25           2,060,000
       1,765,000  Post Holdings, Inc. (b)..............................       5.50%         03/01/25           1,866,488
       3,610,000  Post Holdings, Inc. (b)..............................       5.00%         08/15/26           3,713,787
       3,910,000  Spectrum Brands, Inc. (a)............................       5.75%         07/15/25           4,203,250
       2,040,000  US Foods, Inc. (b)...................................       5.88%         06/15/24           2,139,450
                                                                                                         ---------------
                                                                                                              28,717,141
                                                                                                         ---------------

                  ENERGY - 6.9%
       5,100,000  AmeriGas Partners L.P./AmeriGas Finance Corp. (a)....       5.88%         08/20/26           5,253,000
       1,875,000  Andeavor Logistics L.P./Tesoro Logistics Finance
                     Corp. ............................................       5.25%         01/15/25           2,013,281
       2,026,000  California Resources Corp. (b).......................       8.00%         12/15/22           1,299,173
       2,060,000  Carrizo Oil & Gas, Inc. .............................       6.25%         04/15/23           2,057,425
         765,000  CITGO Petroleum Corp. (b)............................       6.25%         08/15/22             782,213
       3,825,000  Continental Resources, Inc. .........................       5.00%         09/15/22           3,803,465
       2,720,000  Crestwood Midstream Partners L.P./Crestwood Midstream
                     Finance Corp. ....................................       6.25%         04/01/23           2,784,600
       4,465,000  Denbury Resources, Inc. .............................       5.50%         05/01/22           2,444,587
       1,955,000  Hilcorp Energy I L.P./Hilcorp Finance Co. (b) .......       5.00%         12/01/24           1,866,048
       1,990,000  Sanchez Energy Corp..................................       6.13%         01/15/23           1,631,800
       2,020,000  SM Energy Co.........................................       5.63%         06/01/25           1,898,800
       2,110,000  Suburban Propane Partners L.P./Suburban Energy
                     Finance Corp. ....................................       5.75%         03/01/25           2,094,175
       2,280,000  Suburban Propane Partners L.P./Suburban Energy
                     Finance Corp. ....................................       5.88%         03/01/27           2,262,900


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  ENERGY (CONTINUED)
 $     1,300,000  Sunoco L.P./Sunoco Finance Corp. (a).................       5.50%         08/01/20     $     1,334,125
       1,560,000  Sunoco L.P./Sunoco Finance Corp. ....................       6.38%         04/01/23           1,649,700
       1,520,000  Ultra Resources, Inc. (b)............................       7.13%         04/15/25           1,551,920
       3,135,000  Whiting Petroleum Corp. .............................       5.75%         03/15/21           2,986,087
                                                                                                         ---------------
                                                                                                              37,713,299
                                                                                                         ---------------

                  FINANCIAL SERVICES - 4.5%
       6,855,000  Icahn Enterprises L.P./Icahn Enterprises Finance
                     Corp. (a) ........................................       6.00%         08/01/20           7,056,366
       2,885,000  MSCI, Inc. (b).......................................       5.75%         08/15/25           3,137,438
       3,415,000  Navient Corp. .......................................       8.00%         03/25/20           3,785,527
       3,640,000  OneMain Financial Holdings, Inc. (b).................       7.25%         12/15/21           3,840,200
       1,395,000  Springleaf Finance Corp. ............................       6.00%         06/01/20           1,476,956
       4,555,000  Springleaf Finance Corp. (a).........................       7.75%         10/01/21           5,124,375
                                                                                                         ---------------
                                                                                                              24,420,862
                                                                                                         ---------------

                  HEALTHCARE - 6.8%
       1,265,000  Alere, Inc. .........................................       6.50%         06/15/20           1,290,300
       2,045,000  Becton Dickinson and Co. ............................       4.67%         06/06/47           2,150,340
         520,000  CHS/Community Health Systems, Inc. ..................       8.00%         11/15/19             522,600
       2,335,000  CHS/Community Health Systems, Inc. ..................       6.88%         02/01/22           2,011,019
       2,085,000  CHS/Community Health Systems, Inc. ..................       6.25%         03/31/23           2,144,944
       3,225,000  DaVita, Inc. ........................................       5.00%         05/01/25           3,280,792
       3,400,000  Greatbatch Ltd. (b)..................................       9.13%         11/01/23           3,738,742
       6,285,000  HCA, Inc. (a)........................................       5.00%         03/15/24           6,687,240
       3,910,000  Hologic, Inc. (a) (b)................................       5.25%         07/15/22           4,144,600
       3,845,000  inVentiv Group Holdings, Inc./inVentiv Health, Inc./
                     InVentiv Health Clinical, Inc. (a) (b)............       7.50%         10/01/24           4,229,500
       3,665,000  MPH Acquisition Holdings LLC (b).....................       7.13%         06/01/24           3,976,525
       2,720,000  Tenet Healthcare Corp. ..............................       8.13%         04/01/22           2,933,520
                                                                                                         ---------------
                                                                                                              37,110,122
                                                                                                         ---------------

                  INSURANCE - 1.2%
       6,950,000  Hartford Financial Services Group (The),
                     Inc. (b) (g) .....................................       3.31%         02/12/47           6,797,969
                                                                                                         ---------------

                  LEISURE - 4.5%
       2,500,000  Boyd Gaming Corp. ...................................       6.38%         04/01/26           2,731,250
       3,400,000  ESH Hospitality, Inc. (b)............................       5.25%         05/01/25           3,561,500
       1,680,000  GLP Capital LP/GLP Financing II, Inc. ...............       5.38%         04/15/26           1,835,400
       3,120,000  Live Nation Entertainment, Inc. (b)..................       4.88%         11/01/24           3,205,800
       4,825,000  MGM Resorts International (a)........................       6.75%         10/01/20           5,367,812
       3,410,000  Scientific Games International, Inc. ................      10.00%         12/01/22           3,814,938
       4,225,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital
                     Corp. (b).........................................       5.50%         03/01/25           4,456,488
                                                                                                         ---------------
                                                                                                              24,973,188
                                                                                                         ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  MEDIA - 6.3%
 $     5,945,000  CCO Holdings LLC/CCO Holdings Capital Corp. (a) .....       5.75%         01/15/24     $     6,271,975
       2,370,000  CCO Holdings LLC/CCO Holdings Capital Corp. (a) .....       5.75%         02/15/26           2,553,675
       2,000,000  Clear Channel Worldwide Holdings, Inc., Series B ....       7.63%         03/15/20           2,022,500
       2,841,000  Clear Channel Worldwide Holdings, Inc., Series B ....       6.50%         11/15/22           2,958,191
       2,325,000  CSC Holdings, Inc. (b)...............................       5.50%         04/15/27           2,481,938
       6,330,000  Dish DBS Corp. (a)...................................       6.75%         06/01/21           7,010,475
       7,415,000  iHeartCommunications, Inc. (a).......................       9.00%         03/01/21           5,551,981
       2,115,000  Lamar Media Corp.....................................       5.75%         02/01/26           2,305,350
       3,150,000  Sirius XM Radio, Inc. (a) (b)........................       5.38%         07/15/26           3,309,232
                                                                                                         ---------------
                                                                                                              34,465,317
                                                                                                         ---------------

                  RETAIL - 2.9%
       3,270,000  Dollar Tree, Inc. ...................................       5.75%         03/01/23           3,478,463
       5,445,000  Hanesbrands, Inc. (a) (b)............................       4.63%         05/15/24           5,587,931
       3,300,000  KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
                     America LLC (b)...................................       5.25%         06/01/26           3,506,250
       2,975,000  Murphy Oil USA, Inc. ................................       6.00%         08/15/23           3,153,500
                                                                                                         ---------------
                                                                                                              15,726,144
                                                                                                         ---------------

                  SERVICES - 7.9%
       1,820,000  Acosta, Inc. (b).....................................       7.75%         10/01/22           1,383,200
       4,345,000  Ashtead Capital, Inc. (b)............................       6.50%         07/15/22           4,518,800
       2,720,000  CD&R Waterworks Merger Sub LLC (b)...................       6.13%         08/15/25           2,781,200
       2,125,000  CoreCivic, Inc. (a)..................................       5.00%         10/15/22           2,225,937
       2,385,000  GEO (The) Group, Inc. ...............................       6.00%         04/15/26           2,495,044
       2,986,000  Herc Rentals, Inc. (a) (b)...........................       7.50%         06/01/22           3,247,275
       1,090,000  Herc Rentals, Inc. (b)...............................       7.75%         06/01/24           1,188,100
       3,207,000  Iron Mountain, Inc. (b)..............................       6.00%         10/01/20           3,327,262
       4,250,000  Iron Mountain, Inc. .................................       5.75%         08/15/24           4,388,125
       3,015,000  KAR Auction Services, Inc. (b).......................       5.13%         06/01/25           3,150,675
       3,055,000  ServiceMaster (The) Co. LLC (a) (b)..................       5.13%         11/15/24           3,131,375
       2,400,000  Tempo Acquisition LLC/Tempo Acquisition Finance
                     Corp. (b).........................................       6.75%         06/01/25           2,494,608
          41,000  United Rentals North America, Inc. ..................       7.63%         04/15/22              42,948
       2,097,000  United Rentals North America, Inc. ..................       6.13%         06/15/23           2,199,229
       1,400,000  United Rentals North America, Inc. (a)...............       5.50%         07/15/25           1,482,250
       2,900,000  United Rentals North America, Inc. (a)...............       5.88%         09/15/26           3,132,000
       2,250,000  United Rentals North America, Inc. ..................       4.88%         01/15/28           2,261,250
                                                                                                         ---------------
                                                                                                              43,449,278
                                                                                                         ---------------

                  TECHNOLOGY & ELECTRONICS - 7.3%
       2,595,000  CDK Global, Inc. (b).................................       4.88%         06/01/27           2,672,850
       2,300,000  CommScope Technologies LLC (a) (b)...................       5.00%         03/15/27           2,311,500


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  TECHNOLOGY & ELECTRONICS (CONTINUED)
 $     2,800,000  CommScope, Inc. (b)..................................       5.00%         06/15/21     $     2,880,500
       4,166,000  Dell International LLC/EMC Corp. (a) (b).............       8.35%         07/15/46           5,458,310
       5,783,000  First Data Corp. (a) (b).............................       7.00%         12/01/23           6,252,869
       2,870,000  Match Group, Inc. ...................................       6.38%         06/01/24           3,135,475
       4,015,000  NCR Corp. ...........................................       6.38%         12/15/23           4,296,050
       3,019,000  PTC, Inc. ...........................................       6.00%         05/15/24           3,256,746
       3,825,000  Qorvo, Inc. .........................................       7.00%         12/01/25           4,370,062
       5,035,000  Zebra Technologies Corp. (a).........................       7.25%         10/15/22           5,368,569
                                                                                                         ---------------
                                                                                                              40,002,931
                                                                                                         ---------------

                  TELECOMMUNICATIONS - 10.7%
       4,260,000  CenturyLink, Inc., Series P .........................       7.60%         09/15/39           3,972,450
       2,570,000  CyrusOne L.P./CyrusOne Finance Corp. (b).............       5.38%         03/15/27           2,720,988
       3,025,000  Equinix, Inc. .......................................       5.88%         01/15/26           3,319,937
       2,500,000  Equinix, Inc. .......................................       5.38%         05/15/27           2,709,375
         400,000  Frontier Communications Corp. .......................       6.25%         09/15/21             352,872
       6,450,000  Frontier Communications Corp. (a)....................      11.00%         09/15/25           5,942,062
       1,956,000  Hughes Satellite Systems Corp. ......................       5.25%         08/01/26           2,058,690
       3,070,000  Level 3 Financing, Inc. .............................       5.38%         01/15/24           3,238,850
       2,900,000  Level 3 Financing, Inc. .............................       5.25%         03/15/26           3,088,500
       1,695,000  Sprint Capital Corp. ................................       6.88%         11/15/28           1,851,788
      11,425,000  Sprint Capital Corp. (a).............................       8.75%         03/15/32          14,195,562
         570,000  Sprint Communications, Inc. (a)......................       9.25%         04/15/22             706,800
       7,610,000  T-Mobile USA, Inc. (a)...............................       6.00%         03/01/23           8,066,600
       2,925,000  T-Mobile USA, Inc. ..................................       6.00%         04/15/24           3,151,687
       2,028,000  ViaSat, Inc. (a).....................................       6.88%         06/15/20           2,073,630
       1,275,000  Windstream Services LLC (a)..........................       6.38%         08/01/23           1,048,688
                                                                                                         ---------------
                                                                                                              58,498,479
                                                                                                         ---------------

                  TRANSPORTATION - 2.9%
       2,000,000  American Airlines Group, Inc. .......................       6.13%         06/01/18           2,068,320
         752,018  Continental Airlines 2003-ERJ1 Pass Through
                     Trust.............................................       7.88%         07/02/18             767,999
       1,246,810  Continental Airlines 2005-ERJ1 Pass Through
                     Trust (a).........................................       9.80%         04/01/21           1,371,490
       5,406,371  US Airways 2000-3C Pass Through Trust ...............       8.39%         03/01/22           5,933,492
       5,775,000  XPO Logistics, Inc. (a) (b)..........................       6.50%         06/15/22           6,020,437
                                                                                                         ---------------
                                                                                                              16,161,738
                                                                                                         ---------------

                  UTILITY - 0.6%
       3,420,000  Calpine Corp. .......................................       5.75%         01/15/25           3,210,525
                                                                                                         ---------------
                  TOTAL CORPORATE BONDS AND NOTES......................................................      500,020,762
                  (Cost $476,242,911)                                                                    ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                           COUPON         MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES - 20.5%

                  AUTOMOTIVE - 0.1%
         650,000  Dana Financing Luxembourg Sarl (USD) (b).............       5.75%         04/15/25     $       677,625
                                                                                                         ---------------

                  BANKING - 0.3%
       1,320,000  Barclays PLC ........................................       4.84%         05/09/28           1,372,958
                                                                                                         ---------------

                  BASIC INDUSTRY - 5.3%
         409,000  Anglo American Capital PLC (USD) (b).................       4.13%         04/15/21             425,360
       1,401,000  Anglo American Capital PLC (USD) (a) (b).............       4.88%         05/14/25           1,502,573
       7,052,000  ArcelorMittal (USD) .................................       7.50%         10/15/39           8,356,620
       1,700,000  Cemex SAB de CV (USD) (b)............................       7.75%         04/16/26           1,955,000
       2,345,000  FMG Resources (August 2006) Pty Ltd. (USD) (b) ......       9.75%         03/01/22           2,670,251
       2,825,000  MMC Norilsk Nickel OJSC via MMC Finance DAC
                     (USD) (b).........................................       6.63%         10/14/22           3,157,022
       1,625,000  SPCM S.A. (USD) (b)..................................       4.88%         09/15/25           1,671,719
       4,200,000  Stora Enso OYJ (USD) (a) (b).........................       7.25%         04/15/36           4,977,000
       2,505,000  Teck Resources Ltd. (USD) ...........................       6.00%         08/15/40           2,680,350
       1,795,000  Teck Resources Ltd. (USD) ...........................       6.25%         07/15/41           1,958,794
                                                                                                         ---------------
                                                                                                              29,354,689
                                                                                                         ---------------

                  CAPITAL GOODS - 2.3%
       5,100,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                     USA, Inc. (USD) (a) (b)...........................       7.25%         05/15/24           5,648,250
         535,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                     USA, Inc. (USD) (b)...............................       6.00%         02/15/25             571,112
       2,890,000  Bombardier, Inc. (USD) (a) (b).......................       6.00%         10/15/22           2,955,025
       3,288,000  Bombardier, Inc. (USD) (a) (b).......................       6.13%         01/15/23           3,361,980
                                                                                                         ---------------
                                                                                                              12,536,367
                                                                                                         ---------------

                  CONSUMER GOODS - 0.5%
       2,925,000  Minerva Luxembourg S.A. (USD) (b)....................       6.50%         09/20/26           2,935,969
                                                                                                         ---------------

                  ENERGY - 2.3%
       2,350,000  Gazprom OAO Via Gaz Capital S.A. (USD) (b) ..........       8.63%         04/28/34           3,147,489
       4,350,000  Petrobras Global Finance B.V. (USD) (a)..............       6.88%         01/20/40           4,246,687
       2,120,000  Petrobras Global Finance B.V. (USD) .................       7.25%         03/17/44           2,138,550
       3,350,000  Weatherford International Ltd. (USD) ................       4.50%         04/15/22           3,098,750
                                                                                                         ---------------
                                                                                                              12,631,476
                                                                                                         ---------------

                  HEALTHCARE - 2.4%
       2,275,000  Endo Dac./Endo Finance LLC/Endo Finco, Inc.
                     (USA) (a) (b).....................................       6.00%         02/01/25           1,936,594
       3,625,000  Valeant Pharmaceuticals International, Inc.
                     (USA) (a) (b).....................................       7.50%         07/15/21           3,538,906
       5,319,000  Valeant Pharmaceuticals International, Inc.
                     (USA) (a) (b).....................................       5.88%         05/15/23           4,600,935


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                           COUPON         MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  HEALTHCARE (CONTINUED)
       3,724,000  Valeant Pharmaceuticals International, Inc.
                     (USD) (b).........................................       6.13%         04/15/25     $     3,184,020
                                                                                                         ---------------
                                                                                                              13,260,455
                                                                                                         ---------------

                  INSURANCE - 0.6%
       3,500,000  Oil Insurance Ltd. (USD) (b) (g).....................       4.28%           (h)              3,202,500
                                                                                                         ---------------

                  LEISURE - 0.8%
       3,205,000  Royal Caribbean Cruises Ltd. (USD) (a)...............       7.50%         10/15/27           4,235,196
                                                                                                         ---------------

                  MEDIA - 2.0%
       6,895,000  Altice Luxembourg S.A. (USD) (a) (b).................       7.75%         05/15/22           7,334,556
       3,695,000  UPCB Finance IV Ltd. (USD) (b).......................       5.38%         01/15/25           3,870,513
                                                                                                         ---------------
                                                                                                              11,205,069
                                                                                                         ---------------

                  RETAIL - 0.5%
       2,720,000  1011778 BC ULC/New Red Finance, Inc. (USD) (b) ......       4.25%         05/15/24           2,742,086
                                                                                                         ---------------

                  SERVICES - 0.7%
       2,040,000  GFL Environmental, Inc. (USD) (b)....................       5.63%         05/01/22           2,116,500
       1,690,000  Ritchie Bros. Auctioneers, Inc. (USD) (a) (b) .......       5.38%         01/15/25           1,777,272
                                                                                                         ---------------
                                                                                                               3,893,772
                                                                                                         ---------------

                  TECHNOLOGY & ELECTRONICS - 1.1%
       2,500,000  NXP B.V./NXP Funding LLC (USD) (b)...................       4.63%         06/01/23           2,706,700
       3,060,000  Sensata Technologies UK Financing Co., PLC
                     (USD) (b) ........................................       6.25%         02/15/26           3,350,700
                                                                                                         ---------------
                                                                                                               6,057,400
                                                                                                         ---------------

                  TELECOMMUNICATIONS - 1.6%
       2,900,000  Telecom Italia Capital S.A. (USD) ...................       7.72%         06/04/38           3,715,625
       4,850,000  VimpelCom Holdings B.V. (USD) (b)....................       4.95%         06/16/24           4,892,438
                                                                                                         ---------------
                                                                                                               8,608,063
                                                                                                         ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES..............................................      112,713,625
                  (Cost $103,722,164)                                                                    ---------------

   PAR AMOUNT
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                            RATE          MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CAPITAL PREFERRED SECURITIES - 7.2%

                  BANKING - 4.2%
       5,155,000  Bank of America Corp., Series DD (USD) (a) (i) ......       6.30%           (h)              5,844,481
       5,700,000  Citigroup, Inc., Series M (USD) (i)..................       6.30%           (h)              6,220,125
       2,775,000  Dresdner Funding Trust I (USD) (b)...................       8.15%         06/30/31           3,524,306


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

   PAR AMOUNT
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                            RATE          MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  BANKING (CONTINUED)
       2,400,000  HBOS Capital Funding L.P. (GBP) (i)..................       6.46%           (h)        $     3,365,136
       1,450,000  RBS Capital Trust II (USD) (i).......................       6.43%           (h)              1,685,625
       2,370,000  Wells Fargo & Co., Series S (USD) (i)................       5.90%           (h)              2,577,375
                                                                                                         ---------------
                                                                                                              23,217,048
                                                                                                         ---------------

                  CAPITAL GOODS - 0.5%
       3,210,000  Textron Financial Corp. (USD) (b) (g)................       2.92%         02/15/42           2,832,825
                                                                                                         ---------------

                  INSURANCE - 2.5%
       1,800,000  Aviva PLC (GBP) (i)..................................       6.13%         11/14/36           2,840,472
       2,700,000  Chubb (The) Corp. (USD) (g)..........................       3.55%         04/15/37           2,698,312
       3,000,000  CNP Assurances (EUR) (i).............................       5.25%           (h)              3,835,500
       3,500,000  Lincoln National Corp. (USD) (g).....................       3.54%         05/17/66           3,298,750
       1,000,000  Lincoln National Corp. (USD) (g).....................       3.35%         04/20/67             922,500
                                                                                                         ---------------
                                                                                                              13,595,534
                                                                                                         ---------------
                  TOTAL CAPITAL PREFERRED SECURITIES...................................................       39,645,407
                  (Cost $36,100,851)                                                                     ---------------

   PRINCIPAL                                                                                 STATED
     VALUE                             DESCRIPTION                          RATE (j)      MATURITY (k)        VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS - 1.4%

                  AUTOMOTIVE - 0.3%
 $     1,713,234  Navistar, Inc. Term Loan B ..........................       5.23%         08/07/20           1,730,367
                                                                                                         ---------------

                  HEALTHCARE - 1.1%
       6,120,700  Ortho-Clinical Term Loan B3 .........................       5.05%         06/30/21           6,141,694
                                                                                                         ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS............................................        7,872,061
                  (Cost $7,786,626)                                                                      ---------------

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
MORTGAGE-BACKED SECURITIES - 1.3%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.4%
                  Morgan Stanley Mortgage Loan Trust
         135,638      Series 2007-6XS, Class 2A1S (g)..................       1.34%         02/25/47             134,556
                  Specialty Underwriting & Residential Finance Trust
       1,389,481      Series 2006-BC4, Class A2B (g)...................       1.34%         09/25/37             648,610
                  Wells Fargo Mortgage Backed Securities
       1,497,273      Series 2006-AR7 Trust, Class 2A4 (g).............       3.33%         05/25/36           1,439,747
                                                                                                         ---------------
                                                                                                               2,222,913
                                                                                                         ---------------

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.9%
                  Carrington Mortgage Loan Trust
         320,072      Series 2006-NC4, Class A5 (g)....................       1.29%         10/25/36             319,164


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  HSI Asset Securitization Corp. Trust
 $        13,076      Series 2007-NC1, Class A1 (g)....................       1.33%         04/25/37     $         9,047
                  Morgan Stanley ABS Capital I, Inc. Trust
         624,259      Series 2006-HE6, Class A2B (g)...................       1.33%         09/25/36             301,665
                  Securitized Asset Backed Receivables LLC Trust
       8,045,162      Series 2006-FR4, Class A2A (g)...................       1.31%         08/25/36           3,682,469
                  Soundview Home Loan Trust
         725,325      Series 2006-EQ2, Class A2 (g)....................       1.34%         01/25/37             521,405
                                                                                                         ---------------
                                                                                                               4,833,750
                                                                                                         ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.....................................................        7,056,663
                  (Cost $9,276,213)                                                                      ---------------

ASSET-BACKED SECURITIES - 0.1%
                  Keycorp Student Loan Trust
         739,321      Series 2000-A, Class A2 (g)......................       1.51%         05/25/29             719,952
                  (Cost $690,261)                                                                        ---------------

   PRINCIPAL
     VALUE
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                           COUPON         MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
FOREIGN SOVEREIGN BONDS AND NOTES - 0.8%

                  PORTUGAL - 0.8%
       4,000,000  Portugal Government International Bond (USD) ........       5.13%         10/15/24           4,106,100
                  (Cost $3,959,087)                                                                      ---------------

     SHARES                                            DESCRIPTION                                            VALUE
----------------  -------------------------------------------------------------------------------------  ---------------
SHORT-TERM INVESTMENT - 0.7%
       3,788,127  Dreyfus Government Cash Management - Institutional Shares............................        3,788,127
                  (Cost $3,788,127)                                                                      ---------------

                  TOTAL INVESTMENTS - 123.1%...........................................................      675,922,697
                  (Cost $641,566,240) (l)                                                                ---------------

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
U.S. GOVERNMENT BONDS SOLD SHORT - (17.9%)
$   (101,950,000) United States Treasury Note .........................       1.38%         09/30/23         (98,194,570)
                  (Proceeds $98,822,755)                                                                 ---------------

CORPORATE BONDS SOLD SHORT - (0.8%)

                  ENERGY - (0.8%)
      (2,400,000) Noble Energy, Inc. ..................................       4.15%         12/15/21          (2,540,820)
      (2,100,000) Noble Energy, Inc. ..................................       3.90%         11/15/24          (2,162,544)


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

                                                       DESCRIPTION                                            VALUE
                  -------------------------------------------------------------------------------------  ---------------
                  TOTAL CORPORATE BONDS SOLD SHORT.....................................................  $    (4,703,364)
                  (Proceeds $4,093,915)                                                                  ---------------

                  TOTAL INVESTMENTS SOLD SHORT - (18.7%)...............................................     (102,897,934)
                  (Proceeds $102,916,669)

                  OUTSTANDING LOAN - (5.3%)............................................................      (28,866,470)

                  NET OTHER ASSETS AND LIABILITIES - 0.9%..............................................        4,797,668
                                                                                                         ---------------
                  NET ASSETS - 100.0%..................................................................  $   548,955,961
                                                                                                         ===============

-----------------------------

(a) This security or a portion of this security is segregated as collateral for investments sold short.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At July 31, 2017, securities noted as such amounted to $273,733,863 of total investments or 49.9% of net assets.

(c) On October 24, 2014, Momentive Performance Materials, Inc. completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Momentive Performance Materials, Inc. Senior Secured Lien Notes ("Senior Secured Lien Notes") scheduled to mature on October 15, 2020, received new Momentive Performance Materials, Inc. Second Priority Senior Secured Notes maturing on April 24, 2022, in an exchange for the existing Senior Secured Lien Notes, and received an escrow claim, Momentive Performance Escrow Claim. The escrow claim represents a claim on any cash that remains in a Fee Reserve account. It is unknown if any remaining cash held in the Fee Reserve account will be available after future legal and financial costs are paid.

(d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At July 31, 2017, securities noted as such are valued at $2 or 0.0% of net assets.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by the Fund's Sub-Advisor.

(f)   Non-income producing security.

(g) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2017.

(h)   Perpetual maturity.

(i) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at July 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(j) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at July 31, 2017. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

(k) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(l) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $42,727,701 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,371,244.

Currency Abbreviations:
           EUR   Euro
           GBP   British Pound Sterling
           USD   United States Dollar

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                  ASSETS TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                   7/31/2017        PRICES          INPUTS           INPUTS
                                                ---------------  -------------  ---------------  --------------
Corporate Bonds and Notes:
   Basic Industry.............................  $    58,763,286  $          --  $    58,763,284  $            2
   Other Industry Categories*.................      441,257,476             --      441,257,476              --
Foreign Corporate Bonds and Notes*............      112,713,625             --      112,713,625              --
Capital Preferred Securities*.................       39,645,407             --       39,645,407              --
Senior Floating-Rate Loan Interests*..........        7,872,061             --        7,872,061              --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations........        2,222,913             --        2,222,913              --
   Commercial Mortgage-Backed Securities......        4,833,750             --        4,833,750              --
Asset-Backed Securities.......................          719,952             --          719,952              --
Foreign Sovereign Bonds and Notes**...........        4,106,100             --        4,106,100              --
Short-Term Investment.........................        3,788,127      3,788,127               --              --
                                                ---------------  -------------  ---------------  --------------
Total Investments.............................  $   675,922,697  $   3,788,127  $   672,134,568  $            2
                                                ===============  =============  ===============  ==============

                                               LIABILITIES TABLE

                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                   7/31/2017        PRICES          INPUTS           INPUTS
                                                ---------------  -------------  ---------------  --------------
U.S. Government Bonds Sold Short..............  $   (98,194,570) $          --  $   (98,194,570) $           --
Corporate Bonds Sold Short*...................       (4,703,364)            --       (4,703,364)             --
Forward Foreign Currency Contracts***.........         (135,367)            --         (135,367)             --
                                                ---------------  -------------  ---------------  --------------
Total.........................................  $  (103,033,301) $          --  $  (103,033,301) $           --
                                                ===============  =============  ===============  ==============


*   See the Portfolio of Investments for industry breakout.

**  See the Portfolio of Investments for country breakout.

*** See the Forward Foreign Currency Contracts table for contract and currency detail.


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2017 (UNAUDITED)

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2017.

The Level 3 Corporate Bond (Momentive Performance Escrow Claim) that is fair valued by the Advisor's Pricing Committee is footnoted in the Portfolio of Investments. The Level 3 Corporate Bond (Momentive Performance Escrow Claim) values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2016
    Corporate Bonds and Notes                            $        2
Net Realized Gain (Loss)                                         --
Net Change in Unrealized Appreciation/Depreciation               --
Purchases                                                        --
Sales                                                            --
Transfers In                                                     --
Transfers Out                                                    --
ENDING BALANCE AT JULY 31, 2017
    Corporate Bonds and Notes                                     2
                                                         ----------
Total Level 3 holdings                                   $        2
                                                         ==========


There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of July 31, 2017.

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2D - Forward Foreign Currency Contracts in the Notes to Portfolio of Investments):

                                         FORWARD FOREIGN CURRENCY CONTRACTS
                            ------------------------------------------------------------
                                                                            PURCHASE           SALE          UNREALIZED
SETTLEMENT                         AMOUNT               AMOUNT            VALUE AS OF       VALUE AS OF      APPRECIATION/
   DATE      COUNTERPARTY       PURCHASED +             SOLD +            JULY 31, 2017    JULY 31, 2017    (DEPRECIATION)
----------  --------------  --------------------  --------------------  ----------------  ----------------  --------------
 11/01/17        JPM          USD    3,793,858      EUR    3,244,000      $  3,793,858      $  3,859,365     $   (65,507)
 11/01/17        JPM          USD    6,258,921      GBP    4,782,000         6,258,921         6,328,781         (69,860)
                                                                                                             -----------
Net Unrealized Appreciation (Depreciation)............................................................       $  (135,367)
                                                                                                             ===========

+ Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
  JPM    JPMorgan Chase


                     See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2017 (UNAUDITED)


                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Credit default swaps are fair valued using a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      The senior floating-rate loan interests ("Senior Loans")1 held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.


1 The terms "security" and "securities" used throughout the Notes to Portfolio of Investments include Senior Loans.

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2017 (UNAUDITED)


      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the borrower/issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the borrower/issuer;

       5) the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   the borrower's/issuer's competitive position within the industry;

      13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2017 (UNAUDITED)


            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of July 31, 2017.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Forward Foreign Currency Contracts table in the Portfolio of Investments. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. CREDIT DEFAULT SWAPS

The Fund may enter into credit default swap contracts ("CDS") for investment purposes or to manage credit risk. A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the OTC market as a bilateral contract or centrally cleared.

A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value," of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2017 (UNAUDITED)


Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received. The Fund did not hold any swap contracts as of July 31, 2017.

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

G. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing or borrowing securities on margin. At July 31, 2017, the Fund had $28,866,470 in borrowings associated with investments sold short and $102,897,934 of investments sold short as shown on the Portfolio of Investments.

                           3. DERIVATIVE TRANSACTIONS

For the fiscal year-to-date period (November 1, 2016 to July 31, 2017), the notional values of forward foreign currency contracts opened and closed were $76,058,108 and $96,255,424, respectively.

The average volume of credit default swap contracts was $2,871,795 for the fiscal year-to-date period (November 1, 2016 to July 31, 2017).

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        First Trust High Income Long/Short Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2017
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2017
     --------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 19, 2017
     --------------------

* Print the name and title of each signing officer under his or her signature.